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     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
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                                                                   EXHIBIT 10.16

      SEVENTH AMENDMENT TO PROGRESS SOFTWARE APPLICATION PARTNER AGREEMENT


SEVENTH AMENDMENT to the Progress Software Corporation Application Partner Agreement is effective as of the 28th day of November, 2001 ("Effective Date"), by and between Progress Software Corporation, a Massachusetts corporation with its principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 ("PSC") and RSA Security Inc. (formerly known as Security Dynamics Inc.), a Massachusetts corporation with its principal place of business at 20 Crosby Drive, Bedford, Massachusetts 01730 ("AP").

     WHEREAS, PSC and AP entered into a Progress Software Application Partner Agreement effective as of December 5, 1994 (the "Agreement"); and

     WHEREAS, PSC and AP previously amended the Agreement by entering into the Progress Software Application Partner Agreement Addendum effective as of December 5, 1994 (the "Addendum") and a subsequent amendment to the Agreement dated as of October 19, 1995 (the "Amendment");

     WHEREAS, PSC and AP entered into a Second Amendment to the Agreement dated as of November 29, 1995 (the "Second Amendment") which completely superseded the terms and conditions of the earlier Addendum and Amendment and specified new special pricing and distribution terms and conditions in an Attachment A relating to certain PSC products distributed by AP or AP's distributors in conjunction with AP's PROGRESS(R)-based applications; and

     WHEREAS, PSC and AP entered into a Third Amendment to the Agreement dated as of November 15, 1996 (the "Third Amendment") specifying certain additional modifications to the terms and conditions of the Agreement and replacing the Attachment A incorporated by reference into the Second Amendment with a new Attachment A including modified special pricing and distribution terms and conditions relating to certain PSC products distributed by AP or AP's distributors in conjunction with AP's PROGRESS(R)-based applications; and

     WHEREAS, PSC and AP entered into a Fourth Amendment to the Agreement dated as of April 1, 1998 (the "Fourth Amendment") identifying the PSC products that AP has the right to distribute to accomplish the AP customer configuration for AP's PROGRESS(R)-based application and specifying additional modifications to the special pricing and distribution terms and conditions set forth in Attachment A to the Third Amendment; and

     WHEREAS, PSC and AP entered into a Fifth Amendment to the Agreement dated as of February 18, 1999 (the "Fifth Amendment") whereby PSC granted, and AP accepted, a license to use, distribute, OEM and sub-license the Progress Database in AP's Public Key Infrastructure ("PKI") Products; and

     WHEREAS, PSC and AP entered into a Sixth Amendment to the Agreement dated as of October 26, 1999 (the "Sixth Amendment") that specified certain additional terms and conditions pertaining to AP's ordering of additional quantities of PSC products, and AP's use and distribution of said PSC products; and

     WHEREAS, PSC and AP desire to further amend the terms and conditions of the Agreement and the prior Amendments to specify certain additional terms and conditions pertaining to AP's ordering of additional quantities of PSC products, and AP's use and distribution of said PSC products,

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     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


1. Subject to the existing requirements as set forth in the previous Amendments and the Agreement and in consideration for AP paying to PSC, according to the payment terms as further specified herein, the non-refundable sum of [**] Dollars ($[**]) for license fees, AP can distribute up to [**] revenue copies of versions 8.3 and 9.1 deployment licenses, on HPUX, AIX, NT and Solaris platforms, for the following Progress product configuration:

     Progress ProVISION (up to 16 users)
     Progress Enterprise Database
     Progress Client Networking
     Progress Server Networking
     Progress E/SQL

     This Seventh Amendment commences on the Effective Date above. All copies must be deployed by the end of the one (1) year term. PSC shall provide unlimited phone support to AP at no additional charge.

     Except for Progress ProVISION, AP's distribution of such PSC products shall not be limited to any certain number of users, provided that, for each deployment of the above-mentioned Progress product configuration, or portion thereof, to an AP customer in conjunction with the AP Progress-based applications described herein, the number of users authorized to use such PSC products shall not exceed the number of users authorized to use AP's Progress-based application(s).

     Payment terms for the initial $[**] of license fees shall be as follows:

     $[**]   due by January 2, 2002
     $[**]   due by February 15, 2002
     $[**]   due by April 15, 2002
     $[**]   due by June 15, 2002

     Upon execution of this Amendment, all royalty obligations from prior amendments are hereby satisfied in full.

     AP shall have the right to distribute all or part of the above Progress products for each AP customer license for any one or more of the AP Progress-based applications currently identified as follows:

         ACE/Server
         RSA Keon Certificate Server
         RSA Advanced Public Key Infrastructure ("PKI")
         Keon Unix Platform Security

2. The parties agree that, at the end of this one (1) year term or the depletion of the [**] revenue copies, whichever occurs first, to either extend the term of this Seventh Amendment according to the terms outlined in Section 3 below, or negotiate in good faith the terms and conditions that will govern a new agreement for any subsequent terms.

3. After the expiration of this Seventh Amendment, AP may extend the term of this Seventh Amendment for an additional twelve (12) months for deployment of [**] revenue copies,

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     provided AP pays to PSC an up-front, non-refundable, pre-payment of $[**]
     (with 40% due upon execution of the extension, 20% due 45 days after execution, 20% due 105 days after execution, and the remaining 20% due 165 days after execution), and provided such pre-payment occurs at the expiration of this Seventh Amendment or upon the depletion of the initial [**] revenue copies, whichever occurs first. After any second year term, AP may extend the term of this Seventh Amendment for an additional twelve (12) months for [**] revenue copies, provided AP pays to PSC an up-front, non-refundable, pre-payment of $[**] (with 40% due upon execution of the extension, 20% due 45 days after execution, 20% due 105 days after execution, and the remaining 20% due 165 days after execution), and provided such pre-payment occurs at the expiration of the second year term or upon the depletion of that term's [**] revenue copies, whichever occurs first.

4. AP will continue to provide to PSC monthly license deployment reports detailing the number of licenses sold as required under the previous Amendments and the Agreement.

5. The term of this Seventh Amendment shall commence as of the Effective Date defined above, and shall continue in force for the earlier of a period of one (1) year, or upon depletion of the [**] revenue copies, whichever occurs first.

6. Except as specifically modified or amended by this Seventh Amendment, the terms and conditions of the Agreement (as previously amended by the Sixth, Fifth, Fourth, Third and Second Amendments thereto) shall remain in full force and effect until the termination of the Agreement. No other modifications or additions are made to the Agreement. The Agreement, Seventh, Sixth, Fifth, Fourth, Third, Second and First Amendments constitutes the entire agreement between the parties with respect to the subject matter hereof. In the event of any conflict among the terms and conditions of the Agreement, the Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, the Sixth Amendment or this Seventh Amendment, the order of precedence shall be: first, this Seventh Amendment, second, the Sixth Amendment, third, the Fifth Amendment, fourth, the Fourth Amendment, fifth, the Third Amendment, sixth, the Second Amendment (which completely supersedes the earlier Addendum and Amendment) and seventh and finally, the Agreement.

     IN WITNESS WHEREOF, this Seventh Amendment has been executed under seal for and on behalf of each of the parties hereto by their duly authorized representative as of the date first set forth above.


RSA SECURITY INC.                           PROGRESS SOFTWARE CORPORATION


By: /s/ JOHN F. KENNEDY                     By: /s/ Jeff Ray
   -------------------------------             ---------------------------------

Name: John F. Kennedy                       Name: Jeff Ray
     -----------------------------               -------------------------------

Title: SVP & CFO                            Title: VP
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